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                                                                EXHIBIT (a)(13)

                                ING EQUITY TRUST
                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                          AND REDESIGNATION OF SERIES

                            EFFECTIVE : June 2, 2003

         The undersigned, being a majority of the trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Trust's Amended and Restated Declaration of Trust dated February 25, 2003 (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

         1. The "ING Research Enhanced Index Fund" is redesignated the "ING Disciplined LargeCap Fund."

         IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.

-s- Paul S. Doherty                         -s- David W.C. Putnam
---------------------------------           ----------------------------------
Paul S. Doherty, as Trustee                 David W.C. Putnam, as Trustee

-s- J. Michael Earley                       -s- Blaine E. Rieke
---------------------------------           ----------------------------------
J. Michael Earley, as Trustee               Blaine E. Rieke, as Trustee

-s- R. Barbara Gitenstein                   -s- John G. Turner
---------------------------------           ----------------------------------
R. Barbara Gitenstein, as Trustee           John G. Turner, as Trustee

-s- Walter H. May                           -s- Roger B. Vincent
---------------------------------           ----------------------------------
Walter H. May, as Trustee                   Roger B. Vincent, as Trustee

-s- Thomas J. McInerney                     -s- Richard A. Wedemeyer
---------------------------------           ----------------------------------
Thomas J. McInerney, as Trustee             Richard A. Wedemeyer, as Trustee

-s- Jock Patton
---------------------------------
Jock Patton, as Trustee